Exhibit 1

                            AGREEMENT OF JOINT FILING

     AGREEMENT dated as of February 10, 2000 between GTCR FUND VI, L.P., GTCR VI Executive Fund, L.P., GTCR Associates VI, GTCR Partners VI, L.P. and GTCR Golder Rauner, LLC.

     WHEREAS, pursuant to paragraph (k) of Rule 13d-1 promulgated under Subsection 13(d)(1) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the parties hereto have decided to satisfy their filing obligations under the 1934 Act by a single joint filing:

     NOW, THEREFORE, the undersigned hereby agree as follows:

     1. The Schedule 13G with respect to AppNet, Inc., to which this Agreement is attached as Exhibit 1, as well as all future amendments to such Statement, shall be filed jointly on behalf of GTCR FUND VI, L.P., GTCR VI Executive Fund, L.P., GTCR Associates VI, GTCR Partners VI, L.P. and GTCR Golder Rauner, LLC.

     2. Each of GTCR FUND VI, L.P., GTCR VI Executive Fund, L.P., GTCR Associates VI, GTCR Partners VI, L.P. and GTCR Golder Rauner, LLC is responsible for the completeness and accuracy of the information concerning such person contained therein; provided that each person is not responsible for the completeness or accuracy of the information concerning any other person making such filing.

     IN WITNESS WHEREOF, the undersigned hereunto set their hands as of the date first above written.

                             GTCR FUND VI, L.P.

                             By: GTCR Partners VI, L.P., its general partner

                             By: GTCR Golder Rauner, LLC, its general partner


                             By: /s/ Bruce V. Rauner
                                ------------------------------------------------
                                Name:  Bruce V. Rauner
                                     -------------------------------------------
                                Title: Principal
                                     -------------------------------------------


                             GTCR VI Executive Fund, L.P.

                             By: GTCR Partners VI, L.P., its general partner

                             By: GTCR Golder Rauner, LLC, its general partner


                             By: /s/ Bruce V. Rauner
                                ------------------------------------------------
                                Name:  Bruce V. Rauner
                                     -------------------------------------------
                                Title: Principal
                                     -------------------------------------------



                              Page 13 of 14 Pages
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                             GTCR Associates VI

                             By: GTCR Partners VI, L.P., its managing general
                                  partner

                             By: GTCR Golder Rauner, LLC, its general partner


                             By: /s/ Bruce V. Rauner
                                ------------------------------------------------
                                Name:  Bruce V. Rauner
                                     -------------------------------------------
                                Title: Principal
                                     -------------------------------------------


                             GTCR Partners VI, L.P.

                             By: GTCR Golder Rauner, LLC, its general partner


                             By: /s/ Bruce V. Rauner
                                ------------------------------------------------
                                Name:  Bruce V. Rauner
                                     -------------------------------------------
                                Title: Principal
                                     -------------------------------------------


                             GTCR Golder Rauner, LLC


                             By: /s/ Bruce V. Rauner
                                ------------------------------------------------
                                Name:  Bruce V. Rauner
                                     -------------------------------------------
                                Title: Principal
                                     -------------------------------------------